Exhibit 99.1

Midwest Super-Community Bank Conference March 1, 2006 March 1, 2006 March 1, 2006 March 1, 2006 March 1, 2006

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: the ability of the companies to obtain the required shareholder or regulatory approvals for the transaction; the ability of the companies to consummate the transaction; the ability to successfully integrate the companies following the transaction; a material adverse change in the financial condition, results of operations or prospects of either company; the ability to fully realize the expected cost savings and revenues or the ability to realize them on a timely basis; the risk of borrower, depositor and other customer attrition after the transaction is completed; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies' operations, pricing, and services; and other risk factors referred to from time to time in filings made by Midwest Banc Holdings with the Securities and Exchange Commission. When used in this press release, the words "anticipate," "can," "would," "expect," "projection," "indicate," "will," "likely," "to be," and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. Midwest Banc Holdings does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Securities Law Matters In connection with the proposed acquisition of Royal American Corporation by the Company, the Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of the Company's common stock to be issued to the shareholders of Royal. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Royal seeking their approval of the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ROYAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to the Company, 501 W. North Avenue, Melrose Park, Illinois 60160, Attention: Investor Relations (telephone number (708) 865-1053) or Royal, 1604 W. Colonial Parkway, Inverness, Illinois 60067, Attention: Investor Relations (telephone number (847) 202-8300). The Company, Royal and their respective directors, executive officers, and certain other members of management may be deemed to be participants in the solicitation of proxies from the shareholders of Royal in connection with the merger transaction. For information about the Company's directors, executive officers and members of management, shareholders are asked to refer to the most recent proxy statement issued by the Company, which is available on its web site and at the address provided in the preceding paragraph. Information regarding Royal's directors, executive officers and members of management and their respective interests in the proposed transaction will be available in the proxy statement/prospectus of the Company and Royal described above and other relevant materials to be filed with the SEC.

James J. Giancola President and Chief Executive Officer

Who We Are Full-service community bank serving the Chicago MSA 17 full-service locations $2.3 billion in assets Traditional commercial real estate and commercial lending Target customers: Small and middle-market local businesses Residential real estate developers Insurance and brokerage services

Branch Map - Current Branch Map - Current

Implementing Effective Growth Plans Super-community banking model Increase earnings quality/consistency Expand loan portfolio/quality Increase net interest margin Reduce risk profile Build returns to stockholders Strategic acquisitions

Earnings Quality and Consistency

Earnings Quality and Consistency

Loan Growth and Quality Annual Loan Growth 2003 - (6.41%) 2004 - 14.74% 2005 - 23.13%

Increasing Net Interest Margin

Reducing Our Risk Profile Written agreement lifted ALM position neutralized - derivatives minimized Risk team strengthen Credit risk management Talent levels enhanced $68 million in new equity

Strategic Acquisitions Strategic fit: Logical extension of footprint Add value/reduce risk Compatible management philosophy Enhance the Total Company Loan diversification Deposit diversification Fee income business Management

Acquisition of Royal American

Transaction Summary

Branch Map - Pro Forma Branch Map - Pro Forma

Valuation Long term contributor to value proposition Accretive to EPS in first year Deal metrics in normal range Long term profit enhancement (3 to 5 years discounted cash flow)

Royal American Fits All Acquisition Goals Strategic fit: Logical extension of footprint Add value/reduce risk Compatible management philosophy Enhance total company Loan diversification Deposit diversification Fee income business Management

Daniel R. Kadolph Senior Vice President and CFO

Core net income is net income excluding the balance sheet repositioning charges, severance charges, write down of other real estate owned, life insurance benefit, and the gain on the sale of MBWI. Management believes that core net income is a more useful measure of operating performance since it excludes items that are not recurring in nature. In addition, management believes core net income is more reflective of current trends. Core Earnings Improve

Core Earnings Improve

Core Earnings Improve

Key Ratios Improve (Continuing Operations)

Adding Royal American to Midwest Banc Holdings

Deposit Mix + = Transaction Accounts MM & Savings Retail CDs CDs>$100,000

Loan Mix Commercial Construction CRE Consumer Residential Mortgage + =

Asset Quality Ratios

James J. Giancola President and Chief Executive Officer

Implementing Effective Growth Plans Super-community banking model Increase earnings quality/consistency Expand loan portfolio/quality Increase net interest margin Reduce risk profile Build returns to stockholders Strategic acquisitions

Questions? Thank you.